UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Educational Development Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EDUCATIONAL DEVELOPMENT CORPORATION ATTN: DAN E. O’KEEFE 5402 S. 122ND E. AVENUE TULSA, OK 74146	Your Vote Counts! EDUCATIONAL DEVELOPMENT CORPORATION 2024 Annual Meeting Vote by July 9, 2024 11:59 PM ET

You invested in EDUCATIONAL DEVELOPMENT CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 10, 2024.

Get informed before you vote

View the Notice and Proxy Statement and 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 26, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* July 10, 2024 10:00 AM CDT
Educational Development Corporation Corporate Office, Executive Conference Room 5402 S. 122nd E. Ave Tulsa, OK 74146

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1.    To elect two Class II directors, to serve a three-year term to expire at the Annual Meeting of Shareholders in 2027, or until a successor is duly elected and qualified.

Nominees:

01) Craig White                     02) Dr Kara Gae Neal

For
2. To ratify the appointment of HoganTaylor LLP as our independent registered public accounting firm for the year ending February 28, 2025.	For

3. An advisory vote to approve the compensation of the Company’s Named Executive Officers.	For

NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.